UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 3, 2009

Pure Earth, Inc.
 (Exact name of registrant as specified in its charter)

Delaware	000-53287	84-1385335
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Neshaminy Interplex, Suite 201, Trevose, Pennsylvania	19053
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (215) 639-8755

Not Applicable
(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On April 3, 2009, Pure Earth, Inc. (the “Company”) issued a press release announcing its plans to hold the Company’s 2009 Annual Meeting of Stockholders on Wednesday, June 17, 2009 at 2:00 p.m., local time, at the Radisson Hotel Philadelphia Northeast, located at 2400 Old Lincoln Highway, Trevose, Pennsylvania 19053. The Company also announced that, pursuant to Sections 3.09(a)(3) and 3.09(b)(2) of the Company’s Second Amended and Restated Bylaws, the deadline for any stockholder to properly bring a stockholder proposal or to nominate a person for election of the Board of Directors at the 2009 Annual Meeting of Stockholders is April 13, 2009.

A copy of the press release is attached hereto as Exhibit 99.1.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

No.	Description
99.1	Press Release dated April 3, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PURE EARTH, INC.

Date: April 3, 2009	By:	/s/ Brent Kopenhaver

	Name:	Brent Kopenhaver
	Title:	Executive Vice President, Chief Financial Officer and Treasurer

Exhibit Index

No.	Description
99.1	Press Release dated April 3, 2009.

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